===============================================================================
                               UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                 SCHEDULE 14A
          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[_]  Preliminary Proxy Statement
[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12
                               Saul Centers, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)
                              --           --
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
     -------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
     -------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     -------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
     -------------------------------------------------------------------------
     (5) Total fee paid:
     -------------------------------------------------------------------------
[_]  Fee paid previously with preliminary materials.
[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
     -------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
     -------------------------------------------------------------------------
     (3) Filing Party:
     -------------------------------------------------------------------------
     (4) Date Filed:
     -------------------------------------------------------------------------
Notes:
Reg. (S) 240.14a-101.
SEC 1913 (3-99)

                               [LOGO] Saul Centers
                       7501 Wisconsin Avenue, Suite 1500
                         Bethesda, Maryland 20814-6522
                                 (301) 986-6200

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held April 25, 2003

         NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of SAUL CENTERS, INC., a Maryland corporation, will be held at 11:00 a.m. local time, on April 25, 2003, at the Hyatt Regency Bethesda, One Bethesda Metro Center, Bethesda, MD (at the south west corner of the Wisconsin Avenue and Old Georgetown Road intersection, adjacent to the Bethesda Metro Stop on the Metro Red Line), for the following purposes:

         1. To elect four directors to serve until the annual meeting of stockholders in 2006, or until their successors are duly elected and qualified.

         2. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

         Stockholders of record at the close of business on February 21, 2003 will be entitled to notice of and to vote at the annual meeting or at any adjournment thereof.

         Stockholders are cordially invited to attend the meeting in person. WHETHER OR NOT YOU NOW PLAN TO ATTEND THE MEETING, YOU ARE ASKED TO COMPLETE, DATE, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY CARD FOR WHICH A POSTAGE PAID RETURN ENVELOPE IS PROVIDED. If you decide to attend the meeting, you may revoke your proxy and vote your shares in person. It is important that your shares be voted.

                                          By Order of the Board of Directors

                                          /s/ Scott Schneider
                                          Scott V. Schneider
                                          Chief Financial Officer and Secretary

March 24, 2003
Bethesda, Maryland

                               [LOGO] Saul Centers
                       7501 Wisconsin Avenue, Suite 1500
                         Bethesda, Maryland 20814-5522
                                 (301) 986-6200

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 25, 2003

                                    GENERAL

         This Proxy Statement is furnished by the Board of Directors of Saul Centers, Inc. (the "Company") in connection with the solicitation by the Board of Directors of proxies to be voted at the annual meeting of stockholders to be held on April 25, 2003, and at any adjournment or adjournments thereof, for the purposes set forth in the accompanying notice of such meeting. All stockholders of record at the close of business on February 21, 2003 will be entitled to vote.

         Any proxy, if received in time, properly signed and not revoked, will be voted at such meeting in accordance with the directions of the stockholder. If no directions are specified, the proxy will be voted for the Proposal set forth in this Proxy Statement. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised. A proxy may be revoked (i) by delivery of a written statement to the Secretary of the Company stating that the proxy is revoked, (ii) by presentation at the annual meeting of a subsequent proxy executed by the person executing the prior proxy, or (iii) by attendance at the annual meeting and voting in person.

         Votes cast in person or by proxy at the annual meeting will be tabulated and a determination will be made as to whether or not a quorum is present. The Company will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence or absence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the stockholders. If a broker submits a proxy indicating that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to such matter.

         Solicitation of proxies will be primarily by mail. However, directors and officers of the Company also may solicit proxies by telephone or telegram or in person. All of the expenses of preparing, assembling, printing and mailing the materials used in the solicitation of proxies will be paid by the Company. Arrangements may be made with brokering houses and other custodians, nominees and fiduciaries to forward soliciting materials, at the expense of the Company, to the beneficial owners of shares held of record by such persons. It is anticipated that this Proxy Statement and the enclosed proxy card first will be mailed to stockholders on or about March 24, 2003.

         As of the record date, February 21, 2003, 15,387,397 shares of Common Stock of the Company, $0.01 par value per share ("Common Stock"), were outstanding. Each share of Common Stock entitles the holder thereof to one vote on each of the matters to be voted upon at the annual meeting. As of the record date, officers and directors of the Company had the power to vote approximately 29.6% of the outstanding shares of Common Stock, excluding 7.7% of the outstanding Common Stock held by the B. F. Saul Company Employees' Profit Sharing Retirement Trust, two of four trustees of which are officers and/or directors of the Company. The Company's officers and directors have advised the Company that they intend to vote their shares of Common Stock in favor of the Proposal set forth in this Proxy Statement.

                             ELECTION OF DIRECTORS

Nominees and Directors

         The First Amended and Restated Articles of Incorporation and the Amended and Restated Bylaws of the Company provide that there shall be no fewer than three, nor more than 15 directors, as determined from time to time by the directors in office. The Board of Directors of the Company currently consists of 12 directors. During 2002, Mark Sullivan III resigned from the Board of Directors and was replaced by John E. Chapoton in October 2002. Also in October 2002, David B. Kay was appointed to the Board of Directors. Nine of the other directors have served on the Board of Directors since June 1993, and B. Francis Saul III was elected in 1997. The Board of Directors is divided into three classes with staggered three-year terms. The term of each class expires at the annual meeting of stockholders, which is expected to be held in April of each year. The directors elected at the annual meeting of stockholders in 2003 will serve until the annual meeting of stockholders in 2006. Under the Company's Articles, a majority of the directors must be independent directors, who are directors unaffiliated with B. F. Saul Company and certain affiliated entities (collectively, "The Saul Organization"). Messrs. Chapoton, Jackson, Kay, Kelley, Longsworth, Noonan, and Symington are independent directors under the Company's Articles.

         The Company's officers and directors have advised the Company that they intend to vote their shares of Common Stock for the election of each of the nominees. Proxies will be voted FOR the election of the nominees listed below unless authority is withheld.

         The following list sets forth the name, age, position with the Company, present principal occupation or employment and material occupations, positions, offices or employment during the past five years of each nominee and director of the Company. Nominees Caraci, Grosvenor, Jackson and Kay are presently directors of the Company. All shall, if elected, continue to serve as a director until his successor has been duly elected and qualified.


Name                     Age      Principal Occupation and Current Directorships
----                     ---      ----------------------------------------------

Class One Directors-Term Ends at 2006 Annual Meeting (if elected)

Philip D. Caraci         64       Vice Chairman of the Company. President
                                  of the Company from 1993 to 2003. Senior
                                  Vice President and Secretary of the B.F.
                                  Saul Real Estate Investment Trust from
                                  1987 to 2003. Executive Vice President
                                  of the B.F. Saul Company from 1987 to
                                  2003, with which he had been associated
                                  since 1972. President of B.F. Saul
                                  Property Company from 1986 to 2003.
                                  Trustee of the B.F. Saul Real Estate
                                  Investment Trust.

Gilbert M. Grosvenor     71       Director of the Company. President (1980
                                  through 1996) and Chairman of the Board
                                  of Trustees since 1987 of the National
                                  Geographic Society, with which he has
                                  been associated since 1954. Director of
                                  Chevy Chase Bank, Marriott International
                                  Corporation, Ethyl Corp., and a Trustee
                                  of the B.F. Saul Real Estate Investment
                                  Trust.

Philip C. Jackson, Jr.   74       Director of the Company. Adjunct
                                  Professor Emeritus at Birmingham-
                                  Southern College from 1989 to 1999.
                                  Member of the Thrift Depositors'
                                  Protection Oversight Board from 1990
                                  until 1993. Vice Chairman and a Director of Central Bancshares of the South
                                  (Compass Bancshares, Inc.) from 1980 to
                                  1989. Member of the Board of Governors
                                  of the Federal Reserve System from 1975
                                  to 1978.

David B. Kay             46       Director of the Company. Chief Financial
                                  Officer of J.E. Robert Companies from
                                  2002 to present. Partner at Arthur
                                  Andersen LLP from 1990 to 2002. Director of Chevy Chase Bank, F.S.B.

Name                      Age     Principal Occupation and Current Directorships
----                      ---     ----------------------------------------------

Class Two Directors-Term Ends at 2004 Annual Meeting

General Paul X. Kelley     74     Director of the Company. Chairman of American
                                  Battle Monuments Commission since 2001.
                                  Partner of J.F. Lehman & Company since 1998.
                                  Commandant of the Marine Corps and member of the Joint Chiefs of Staff from 1983 to 1987.
                                  Director of Park Place Entertainment
                                  Corporation, Sturm Ruger & Company, Inc and
                                  OAO Technology Solutions, Inc.

Charles R. Longsworth      73     Director of the Company. Chairman Emeritus of
                                  Colonial Williamsburg Foundation. President and Trustee of Colonial Williamsburg
                                  Foundation from 1977 through 1994. President
                                  Emeritus, Hampshire College. Chairman
                                  Emeritus, Trustees of Amherst College.
                                  Director of the Center for Public Resources and Trustee of Historic Deerfield.

Patrick F. Noonan          60     Director of the Company. Chairman of The
                                  Conservation Fund since 1985. Trustee of the
                                  National Geographic Society. On the Board of
                                  Advisors of Duke University School of the
                                  Environment. Director of Ashland, Inc. and
                                  International Paper. Member of the President's
                                  Commission on White House Fellows.

B. Francis Saul III        41     President and a Director of the Company. Vice
                                  Chairman of the Company from 1997 to 2003.
                                  Senior Vice President of the B.F. Saul
                                  Company. President of the B.F. Saul Property
                                  Company. Senior Vice President and a Trustee of the B.F. Saul Real Estate Investment Trust.
                                  Vice Chairman of Chevy Chase Bank, F.S.B.
                                  Chairman of the Boys & Girls Clubs of Greater
                                  Washington. Director of Children's National
                                  Medical Center and The Conservation Fund.

Class Three Directors-Term Ends at 2005 Annual Meeting

B. Francis Saul II         70     Chairman and Chief Executive Officer of the
                                  Company. President and Chairman of the Board of Directors of the B.F. Saul Company since
                                  1969. Chairman of the Board of Trustees of the B.F. Saul Real Estate Investment Trust since
                                  1969 and a Trustee since 1964. Chairman of the Board and Chief Executive Officer of Chevy
                                  Chase Bank, F.S.B. since 1969. Member of
                                  National Gallery of Art Trustees Council.
                                  Trustee of the National Geographic Society,
                                  Trustee of the Johns Hopkins Medicine Board and an Honorary Trustee of the Brookings
                                  Institution.

John E. Chapoton           66     Director of the Company. Advisor on tax and
                                  legal matters to Brown Investment Advisory &
                                  Trust Co. since 2001. Partner in the law firm of Vinson & Elkins L.L.P. from 1994 to 2000.
                                  Director of Stancorp Financial Group.

James W. Symington         75     Director of the Company. Of Counsel in the law
                                  firm of O'Connor & Hannan since 1986. Member of Congress from 1969 to 1977. U.S. Chief of
                                  Protocol from 1966 to 1968. Chairman Emeritus of National Rehabilitation Hospital.

Name                       Age    Principal Occupation and Current Directorships
----                       ---    ----------------------------------------------

Class Three Directors-Term Ends at 2005 Annual Meeting (continued)

John R. Whitmore           69     Director of the Company. Senior Advisor to the
                                  Bessemer Group, Inc. since 1998. Formerly
                                  President and Chief Executive Officer of the
                                  Bessemer Group and its Bessemer Trust Company subsidiaries (a financial management and banking group) and director of Bessemer
                                  Securities Corporation from 1975 to 1998.
                                  Director of the B.F. Saul Company and Chevy
                                  Chase Property Company. Trustee of the B.F.
                                  Saul Real Estate Investment Trust. Director of
                                  Chevy Chase Bank, F.S.B., Chairman of the
                                  Board of Directors of ASB Capital Management,
                                  Inc. and Chevy Chase Trust Company.

         In the event that any nominee(s) should be unable to accept the office of director, which is not anticipated, it is intended that the persons named in the proxy will vote for the election of such other person in the place of such nominee(s) for the office of director as the Board of Directors may recommend. The affirmative vote of a plurality of the shares of Common Stock present is required for the election of directors.

         The Board of Directors met five times during 2002. Each member of the Board attended 100% of the aggregate meetings of the Board and of the Committees of the Board on which he served.

Committees of the Board of Directors

         The Board of Directors has three standing committees: the Audit Committee, the Compensation Committee, and the Executive Committee.

         The Audit Committee is composed of Messrs. Kelley, Longsworth, Noonan and Symington, with Mr. Kelley serving as chairman. It approves the engagement of independent public accountants, reviews with the independent public accountants the plans and results of each audit engagement, approves professional services provided by the independent public accountants, considers and approves the range of audit and non-audit fees, reviews related party transactions, reviews the Company's financial statements, evaluates the performance of the independent public accountants and the Company's financial and accounting personnel, oversees the internal audit function and reviews the adequacy of the Company's internal accounting controls. All of these functions are performed under the guidelines of the company's Audit Committee Charter which was revised and adopted effective March 20, 2003 (a copy of which is attached as an annex to this Proxy Statement). This Committee met five times during 2002. Additionally, the Audit Committee chairman conducted three telephonic meetings with management and the independent public accountants.

         The Compensation Committee is composed of Messrs. Grosvenor and Whitmore. It determines compensation for the Company's executive officers, reviews and approves management's recommendations for the annual salaries of all Company officers, and administers any stock, incentive or other compensation plans adopted by the Company, including the Company's 1993 Stock Option Plan (the "Stock Option Plan"). This Committee met once during 2002.

         The Executive Committee is composed of Messrs. Caraci, Jackson and Saul
II. It has such authority as is delegated to it by the Board of Directors and advises the Board of Directors from time to time with respect to such matters as the Board of Directors directs. This Committee did not meet during 2002.

Compensation Committee Interlocks and Insider Participation

         B. Francis Saul II, Chairman of the Board and Chief Executive Officer of the Company, served on the Board of Trustees and the Compensation Committee of the National Geographic Society during 2002. Gilbert M. Grosvenor, a director of the Company and a member of the Company's Compensation Committee during 2002, serves as Chairman of the Board of Trustees of the National Geographic Society.

Compensation of Directors

         Directors of the Company are currently paid an annual retainer of $18,000 and a fee of $1,000 for each Board or Committee meeting attended, and are annually awarded 100 shares of the Company's Common Stock. The shares are issued on the date of each Annual Meeting of Stockholders to each director serving on the Board of Directors as of the record date of such meeting, and their issuance may not be deferred and transfer of the shares is restricted for a period of 12 months following the date of issue. Directors from outside the Washington, D.C. area also are reimbursed for out-of-pocket expenses in connection with their attendance at meetings. For the year ended December 31, 2002, the Company paid its directors total compensation of $310,591, of which $66,750 was paid in cash, $218,750 was paid in deferred stock compensation (as described below), and $25,091 was paid through annual common stock awards.

         In addition, directors may elect to participate in the Deferred Compensation and Stock Plan discussed below. For the year ended December 31, 2002, 17,907 shares were credited to the directors' deferred fee accounts.

Deferred Compensation Plan

         A Deferred Compensation and Stock Plan for Directors was established by the Company, effective January 1, 1994 and amended March 18, 1999, for the benefit of its directors and their beneficiaries. Before the beginning of any calendar year, a director may elect to defer all or part of his or her director's fees to be earned in that year and the following years. A director has the option to have deferred fees paid in cash, in shares of Common Stock or in a combination of cash and Common Stock. If the director elects to have the deferred fees paid in stock, the number of shares allocated to the director is determined based on the market value of the Common Stock on the day the deferred director's fees were earned.

         In connection with the Company's initial public offering of its Common Stock in 1993, 20,000 shares of Common Stock were authorized for a deferred compensation plan and were reserved for listing with the New York Stock Exchange upon issuance. Between 1996 and 2001, the Company authorized and reserved for listing with the New York Stock Exchange an additional 150,000 shares of Common Stock in connection with the Deferred Compensation and Stock Plan for Directors. Through February 21, 2003, 130,000 of these 170,000 shares have been credited to the directors' deferred fee accounts.

                         COMPENSATION COMMITTEE REPORT

         The Compensation Committee is comprised of Messrs. Grosvenor and Whitmore. Members of the Compensation Committee are selected each year by the full Board of Directors. All members of the Compensation Committee must be "outside directors," who are not (i) officers or former officers of the Company;
(ii) employees of the Company or any of its subsidiaries; (iii) relatives of the Chief Executive Officer; (iv) holders of more than 5% of the Company's voting stock; (v) members of an organization acting as an advisor, legal counsel or in similar capacity with respect to the Company and receiving compensation therefore on an ongoing basis from the Company, in addition to director's fees; or (vi) with reference to a particular transaction, interested directors within the meaning of Section 2-419 of the Maryland General Corporation Law.

         The Compensation Committee determines compensation for the Company's executive officers, reviews and approves management's recommendations for the annual salaries of all Company officers, and administers any stock incentive or other compensation plans adopted by the Company, including the Stock Option Plan. The Compensation Committee believes that the Company's compensation package must be structured in a manner that will help the Company attract and retain qualified executives and will align compensation of such executives with the interests of stockholders. The compensation package currently consists of salary and bonus. Although the Company has adopted the Stock Option Plan, the Company has not issued options under the plan since 1994.

Salary and Bonus

         Salary and bonus are determined by the Compensation Committee using a subjective evaluation process. In making determinations of salary and bonus for particular officers, including the Chief Executive Officer, the Compensation Committee considers the general performance of the Company, the officer's position, level and scope of responsibility, the officer's anticipated performance and contributions to the Company's achievement of its long-term goals, and the salary and bonus for the officer recommended by management.

                              Gilbert M. Grosvenor
                              John R. Whitmore

Executive Officers Who Are Not Directors

         The following list sets forth the name, age, position with the Company, present principal occupation or employment and material occupations, positions, offices or employment during the past ten years of each executive officer who is not a director of the Company. With the exception of Bill D. Tzamaras, who joined the Company in 2002, each listed individual has held an office with the Company since its inception in June 1993.

Name                       Age      Position and Background
----                       ---      -----------------------

Christopher H. Netter      48       Senior Vice President - Leasing. Vice
                                    President of the B.F. Saul Company and B.F.
                                    Saul Property Company and Assistant Vice
                                    President of the B.F. Saul Real Estate
                                    Investment Trust from 1987 to 1993.

Scott V. Schneider         45       Senior Vice President - Chief Financial
                                    Officer, Treasurer and Secretary. Vice
                                    President of the B.F. Saul Company and B.F.
                                    Saul Property Company and Assistant Vice
                                    President of the B.F. Saul Real Estate
                                    Investment Trust from 1985 to 1993.

Charles W. Sherren, Jr.    49       Senior Vice President - Management. Vice
                                    President of the B.F. Saul Company and B.F.
                                    Saul Property Company and Assistant Vice
                                    President of the B.F. Saul Real Estate
                                    Investment Trust from 1981 to 1993.

Bill D. Tzamaras           41       Chief Accounting Officer. Vice President and
                                    Treasurer of the B.F. Saul Real Estate
                                    Investment Trust and B.F. Saul Property
                                    Company since 2001. Vice President of B.F.
                                    Saul Company since 2000. Principal with
                                    Reznick, Fedder & Silverman, Certified
                                    Public Accountants, from 1996 to 2000.

                             EXECUTIVE COMPENSATION
Annual Compensation

         The Company pays compensation to its executive officers for their services in such capacity. The following Summary Compensation Table sets forth the annual and long-term compensation paid by the Company to the Company's Chief Executive Officer and each of its four other most highly compensated executive officers, who were serving as of December 31, 2002, ("named executive officers") for, or with respect to, the fiscal periods ended December 31, 2002, 2001, and 2000.

                           SUMMARY COMPENSATION TABLE

                                                                    Long-Term
                                                                  Compensation
                                                                  ------------        All
                                      Annual Compensation         Stock Option       Other
Name and Principal Position       Year      Salary       Bonus    Awards (Shs)   Compensation (1)
---------------------------       ----      ------       -----    ------------   ----------------
B. Francis Saul II                2002     $125,000     $10,000          --               --
     Chairman and                 2001      125,000      10,000          --               --
     Chief Executive Officer      2000      125,000      10,000          --               --

B. Francis Saul III               2002      260,000      18,200          --               --
     President (2)                2001      226,667      16,450          --               --
                                  2000      201,667      16,800          --               --

Philip D. Caraci                  2002      365,000      29,200          --               --
     Vice Chairman (3)            2001      331,667      27,200          --               --
                                  2000      306,667      25,200          --               --

Christopher H. Netter             2002      243,500      17,045          --         $ 23,114
     Senior Vice President        2001      226,667      16,100          --           15,615
     Leasing                      2000      211,667      15,400          --           14,798

Scott V. Schneider                2002      233,500      16,345          --           19,767
     Senior Vice President        2001      216,667      15,400          --           15,415
     Chief Financial Officer      2000      203,333      14,700          --           14,561

(1) Amounts paid represent Company's contribution to Employees' Profit Sharing Retirement Trust and Company's payment of life insurance premiums for the benefit of the named executive officers.
(2)   Served as Vice Chairman until March 20, 2003.
(3)   Served as President until March 20, 2003.

Aggregated Options Exercised in Last Fiscal Year, and Fiscal Year-End Share Option Values

      The following table provides information regarding option exercises during 2002 by the named executive officers and the value of such officers' unexercised options at December 31, 2002. No options were granted to the executive officers in 2002.

                                                                            Number of Securities
                                                                           Underlying Unexercised          Value of Unexercised
                                       Shares/Units                             Options at               In-the-Money Options at
                                        Acquired on      Value              Fiscal Year-End (#)             Fiscal Year-End ($)
Name                                   Exercise (#)     Realized ($)     Exercisable/Unexercisable     Exercisable/Unexercisable (1)
----                                   ------------     ------------     -------------------------     -----------------------------
B. Francis Saul II
     Chairman and Chief
     Executive Officer                           --              --                  --/--                            --/--

B. Francis Saul III
     President                                   --              --                  --/--                            --/--

Philip D. Caraci                             36,890        $124,887              63,110/--                      $239,818/--
    Vice Chairman

Christopher H. Netter                        20,000          62,716               5,000/--                        19,000/--
    Senior Vice President, Leasing

Scott V. Schneider                            9,900          33,493              15,100/--                        57,380/--
    Senior Vice President,
    Chief Financial Officer

(1) All unexercised options are fully vested, have an exercise price of $20.00 per share and expire on September 23, 2003, with earlier expiration to occur at employment termination. Value is based on a closing price of $23.80 per share on December 31, 2002, minus the exercise price of $20.00 per share.

                      EQUITY COMPENSATION PLAN INFORMATION

      The following table provides information as of February 21, 2003 regarding equity compensation plans approved by the shareholders and equity compensation plans that were not approved by the shareholders.

                                        Number of securities to                                           Number of securities
                                        be issued upon exercise    Weighted average exercise       remaining available for future
                                        of outstanding options,       price of outstanding         issuance (excluding securities
                                          warrants and rights     options, warrants and rights         reflected in column (a))
Plan category                                   (a)                           (b)                                (c)
-------------                           -----------------------   ----------------------------     ------------------------------
Equity compensation plans
approved by security holders (1)              62,711                         $20.00                             220,000

Equity compensation plans not
approved by security holders (2)             130,000 (3)                      17.37                              40,000

(1) Consists entirely of common shares authorized for issuance under the Stock Option Plan.
(2) Consists entirely of common shares authorized for issuance under the Deferred Compensation and Stock Plan for Directors.
(3) Shares are issued upon deferral of directors' compensation fees, at the time directors' fee are earned. Shares may not be transferred or sold until the director no longer serves on the Company's Board of Directors.

                             AUDIT COMMITTEE REPORT

      The information contained in the report shall not be deemed to be "soliciting material" or to "filed" with the SEC, nor shall such information be incorporated by reference into any previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company incorporates it by specific reference. The Audit Committee is comprised of Messrs. Kelley, Longsworth, Noonan and Symington, all of whom are "independent" (as defined in Sections 303-01(B)(2)(a) and (3) of the NYSE Listing Manual). The Audit Committee has adopted a written Audit Committee Charter, a copy of which is attached as an annex hereto.

      Review and Discussion with Management. The Committee has reviewed and discussed the Company's financial statements for the year ended December 31, 2002 with management.

      Review and Discussion with Independent Auditors. The Committee has discussed with the independent auditors those items required by SAS 61, which includes among other things, matters related to the conduct of the audit of the Company's financial statements. The committee has received a written report required by Independence Standards Board Standard No. 1 from the auditors regarding their independence, and has discussed this report with the auditors.

      Change in Auditor. On June 21, 2002, our Board of Directors, following the recommendation of our Audit Committee, approved the dismissal of Arthur Andersen LLP as our principal independent accountant. On the same date, our Board approved, in accordance with our Audit Committee's recommendation, the engagement of Ernst & Young LLP to serve as our principal independent accountant to audit our financial statements for the year ending December 31, 2002.

      Arthur Andersen LLP's reports on our consolidated financial statements for each of the prior two most recent fiscal years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During our prior two most recent fiscal years and through the date hereof, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen LLP's satisfaction, would have caused them to make reference to the subject matter in connection with their reports. During that period and through the date hereof, there were no "reportable events," as defined in Item 304(a)(1)(v) of Regulation S-K.

      During our prior two most recent fiscal years and prior to Ernst & Young LLP's engagement on June 21, 2002, we did not consult Ernst & Young LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, or any other matters or reportable events required to be disclosed under Items 304(a)(2)(i) and (ii) of Regulation S-K.

      The Audit Committee currently believes that we should continue our relationship with Ernst & Young LLP and have appointed Ernst & Young LLP to continue as our independent accountants for the fiscal year ending December 31, 2003.

      One or more representatives of Ernst & Young LLP will be available at the Annual Meeting to answer your questions and make a statement if they desire.

      Fiscal 2002 Audit Firm Fee Summary. During 2002, we retained Arthur Andersen LLP and Ernst & Young LLP to provide services in the following categories and amounts:

                                                          Arthur Andersen LLP    Ernst & Young LLP
                                                          -------------------    -----------------
Audit Fees                                                    $       --            $   144,500
Financial Information Systems Design
  and Implementation Fees                                             --                     --
All Other Fees (Tax Services, Contract Services,
  Registration Statements and Debt Compliance Letter)              9,084                122,250
                                                              ----------            -----------
Total Fees                                                    $    9,084            $   266,750
                                                              ==========            ===========


      The Audit Committee has determined that the provision of non-audit services by each of our principal accountants during 2002 is compatible with maintaining our principal accountants' independence.

      Conclusion. Based on the review and discussions referred to above, the Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 2002 for filing with the SEC.

                       Paul X. Kelley, Committee Chairman
                       Charles R. Longsworth
                       Patrick F. Noonan
                       James W. Symington

                                PERFORMANCE GRAPH

      Rules promulgated under the Exchange Act require the Company to present a graph comparing the cumulative total stockholder return on its Common Stock with the cumulative total stockholder return of (i) a broad equity market index, and
(ii) a published industry index or peer group. The graph compares the cumulative total stockholder return of the Company's Common Stock ("BFS"), based on the market price of the Common Stock and assuming reinvestment of dividends, with the National Association of Real Estate Investment Trust Equity Index ("NAREIT Equity"), the S&P 500 Index ("S&P 500") and the Russell 2000 Index ("Russell 2000"). The graph assumes the investment of $100 on January 1, 1998.

                     Comparison of Cumulative Total Return

                                    [GRAPH]


                Dec. 1997  Dec. 1998  Dec. 1999  Dec. 2000  Dec. 2001  Dec. 2002
Saul Centers       $100      $ 94       $ 95        $140       $174      $208
Russell 2000       $100      $ 97       $118        $115       $118      $ 94
NAREIT Equity      $100      $ 83       $ 79        $ 99       $113      $118
S&P 500            $100      $129       $156        $141       $125      $ 97


Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934, as amended, (the "Exchange Act") requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Forms 3, 4 and 5 which they file.

      To the best of the Company's knowledge, based upon copies of forms furnished to it and written representations from officers, directors and 10% beneficial holders, no person was late filing SEC Forms 3, 4 or 5 during the period January 1, 2002 through December 31, 2002.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information as of February 21, 2003, concerning shares of Common Stock beneficially owned by all persons (if any) known by the Company to own more than 5% of the Company's outstanding Common Stock, by each director and nominee, by each executive officer named in "Executive Compensation" above, and by all directors and executive officers as a group, according to information provided to the Company by each such person. Unless otherwise noted, each person named has sole voting and sole investment power with respect to all shares beneficially owned by such person. For purposes of this table, "beneficially owned" includes securities redeemable or exercisable for Common Stock that are currently redeemable or exercisable or that will become redeemable or exercisable within 60 days of February 21, 2003. As a result, the number of shares set forth below includes the number of shares of Common Stock the person holds and shares of common stock the person could receive on exercise of options for shares held by the person that are exercisable within 60 days of February 21, 2003.

                                                            Aggregate Number
Name of                                                  of Shares Beneficially      Percent of
Beneficial Owner (1)                                             Owned (2)           Class (2)
--------------------                                     ----------------------      ----------
B. Francis Saul II                                              4,255,856 (3)          27.7%
Philip D. Caraci                                                  113,767 (4)            *
John E. Chapoton                                                      435                *
Gilbert Grosvenor                                                  21,341                *
Philip C. Jackson, Jr                                              60,170 (5)            *
David B. Kay                                                          190                *
Paul X. Kelley                                                     17,397                *
Charles R. Longsworth                                              24,450                *
Patrick F. Noonan                                                  28,571 (6)            *
B. Francis Saul III                                                22,189                *
James W. Symington                                                  7,768                *
John R. Whitmore                                                   22,830                *
Scott V. Schneider                                                 16,341 (7)            *
Christopher H. Netter                                               5,268 (8)            *
Charles W. Sherren, Jr                                             10,500 (9)            *
All directors and officers as a group (18 persons)              4,610,888              29.8%

* Less than 1 percent
(1) The address of each beneficial owner listed is c/o Saul Centers, Inc., 7501 Wisconsin Avenue, Suite 1500, Bethesda, MD 20814-6522.
(2) Beneficial ownership and percent of class are calculated pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended. Includes 134,097 shares earned by directors in the Deferred Compensation Plan.
(3) Includes 3,315,984 shares owned by the B. F. Saul Real Estate Investment Trust, 267,769 shares owned by Dearborn LLC, 208,454 shares owned by B. F. Saul Property Co., 374,030 shares owned by Westminster Investing Corporation, 99 shares owned by Van Ness Square Corporation, 22,602 shares owned by various family trusts for which Mr. Saul II is either the sole trustee or sole custodian for a child, and 57,066 shares owned by Mr. Saul II's spouse. Mr. Saul II disclaims beneficial ownership of 57,066 shares owned by his spouse. Pursuant to Rule 13d-3, the Common Stock described above is considered to be beneficially owned by Mr. Saul II because he has or may be deemed to have sole or shared voting and/or investment power in respect thereof. Excludes 1,190,938 shares owned by the B. F. Saul Company Employees' Profit Sharing Retirement Trust, (the "Employee Trust"). Mr. Saul II is one of four Trustees for the Employee Trust and has an interest in the Employee Trust as one of the participating employees. Excludes 2,437,859 units in the Partnership owned by B. F. Saul Real Estate Investment Trust, 1,735,475 units in the Partnership owned by Dearborn LLC, 191,415 units in the Partnership owned by the B. F. Saul Property Company, 574,111 units in the Partnership owned by Van Ness Square Corporation, 229,420 units in the Partnership owned by Westminister Investing Corporation, 10,483 units in the Partnership owned by Avenel Executive Park Phase II, LLC. In general, these units are convertible into shares of Common Stock on a one-for-one basis. However, under the terms of the limited partnership agreement of the Partnership, at the current time, these units may not be converted into shares of Common Stock because the conversion would cause Mr. Saul II and his affiliates to beneficially own collectively greater than 24.9% of the outstanding shares of Common Stock.
(4) Includes 51,714 shares owned in trust by Mr. Caraci's spouse for which Mr. Caraci is a co-trustee with his spouse, and 32,611 shares subject to currently exercisable options held by Mr. Caraci. Mr. Caraci disclaims beneficial ownership of 51,714 shares owned by his spouse. Excludes 1,190,938 shares owned by the Employee Trust. Mr. Caraci is one of four Trustees for the Employee Trust and has an interest in the Employee Trust as one of the participating employees.
(5) Mr. Jackson disclaims beneficial ownership of 2,800 shares owned by his spouse.
(6) Mr. Noonan disclaims beneficial ownership of 6,016 shares owned by his spouse.
(7) Includes 15,100 shares subject to currently exercisable options held by Mr. Schneider and 1,241 shares owned by Mr. Schneider's children.
(8) Includes 5,000 shares subject to currently exercisable options held by Mr. Netter, and 129 shares owned by his spouse. Mr. Netter disclaims beneficial ownership of the 129 shares owned by his spouse.
(9) Includes 500 shares owned jointly by Mr. Sherren and his spouse and 10,000 shares subject to currently exercisable options held by Mr. Sherren.

                     CERTAIN RELATIONSHIPS AND TRANSACTIONS

      Certain relationships exist among the Company and its subsidiaries, the members of The Saul Organization and the Partnerships and are discussed below.

      Management of the Current Portfolio Properties. The Company and its subsidiaries share with The Saul Organization certain ancillary functions, such as computer and payroll services, benefits administration and in-house legal services. The Saul Organization also subleases office space to the Company (see below for description of terms of corporate headquarters lease). The terms of all sharing arrangements, including payments related thereto, are reviewed periodically by the Audit Committee of the Company, which consists entirely of independent directors under the Company's Articles and NYSE rules. Included in general and administrative expenses for the year ended December 31, 2002 are charges totaling $2,574,000 related to such shared services, of which $2,542,000 was paid prior to December 31, 2002. The Company believes that the amounts allocated to it for such shared services represent a fair allocation between The Saul Organization and the Company and its subsidiaries. The Company believes that sharing these expenses with The Saul Organization results in a savings from the expenses that would be incurred if such services were obtained from independent third parties.

      Related Party Rents. Chevy Chase Bank leases space in several of the shopping centers owned by the Company and its subsidiaries. The total rental income from Chevy Chase Bank from January 1, 2002 through December 31, 2002 was $1,368,000. The Company believes that all of the leases with Chevy Chase Bank have comparable terms to leases that would have been obtained from unrelated third parties.

      An entity controlled by the son of Philip D. Caraci, the Company's President and director until March 2003 and current Vice Chairman, leased space in four of the Company's Shopping Centers during 2002. The total rental income was $143,000 during the year ended December 31, 2002. The leases were assigned to unaffiliated third parties during the year and no further rental income will be received under these leases from the affiliated party during 2003. Additionally, a $37,000 leasing commission payment was made to this affiliated party for procurement of a third party tenant lease at one of the Company's Shopping Centers. The Company believes that all of these leases have comparable terms to leases that would have been obtained from unrelated third parties.

      The Company's corporate headquarters lease commenced in March 2002. The Company leases space from a member of The Saul Organization. The 10-year lease provides for an initial annual rental payment of $513,000, escalated at 3% per year, with payment of a pro-rata share of operating expenses over a base year amount. The total rental expense reflected in the Company's financial statements for the year ended December 31, 2002 was $549,000. The Company believes that this lease has comparable terms to what would have been obtained from a third party landlord.

      Management Personnel. The Chairman and Chief Executive Officer as well as the Vice Chairman, the President of the Company and the Chief Accounting Officer are also affiliated with The Saul Organization, but devote a substantial amount of time to the management of the Company. The annual compensation for these officers is fixed by the Compensation Committee of the Board of Directors each year.

      Exclusivity Agreement and Right of First Refusal. The Company has entered into an Exclusivity Agreement (the "Exclusivity Agreement") with, and has been granted a right of first refusal (the "Right of First Refusal") by, certain members of The Saul Organization. The purpose of these agreements is to minimize potential conflicts of interest between The Saul Organization and the Company and it subsidiaries. The Exclusivity Agreement and Right of First Refusal generally require The Saul Organization to conduct its shopping center business exclusively through the Company and its subsidiaries and to grant the Company a right of first refusal to purchase commercial properties and development sites that become available to The Saul Organization in the District of Columbia or adjacent suburban Maryland.

      Reimbursement Agreement. Pursuant to a reimbursement agreement among the partners in the Partnerships, The Saul Organization and those of its subsidiaries that are partners in the Partnerships have agreed to reimburse the Company and the other partners in the event the Partnerships fail to make payments with respect to certain portions of the Partnerships' debt obligations and the Company or any such other partners personally make payments with respect to such debt obligations. As of December 31, 2002, the maximum potential obligation of The Saul Organization and its subsidiaries under the agreement was $266,392,000. The Company believes that the Partnerships will be able to make all payments due with respect to their debt obligations.

                                 OTHER MATTERS

     The Board of Directors does not know of any matters to be presented at the annual meeting other than those stated above. If any other business should come before the annual meeting, the persons named in the enclosed proxy will vote thereon as they determine to be in the best interests of the Company.

                       PROPOSALS FOR NEXT ANNUAL MEETING

     It is presently contemplated that the 2004 annual meeting of stockholders will be held in mid-April 2004. Any stockholder proposal to be considered for inclusion in the Company's proxy statement and form of proxy for the annual meeting of stockholders to be held in 2004 must be received at the Company's office at 7501 Wisconsin Avenue, Suite 1500, Bethesda, Maryland 20814-6522, no later than November 20, 2003.

     Under the Amended and Restated Bylaws of the Company, a stockholder must comply with certain procedures to submit stockholder proposals to be considered at an annual meeting of stockholders. These procedures provide that stockholders must do so by notice timely delivered to the Secretary of the Company. The Secretary of the Company generally must receive notice of any such proposal not less than sixty days nor more than ninety days prior to the anniversary of the preceding year's annual meeting of stockholders. In the case of proposals for the 2004 annual meeting of stockholders, the Secretary of the Company must receive notice of any such proposal no earlier than January 26, 2004 and no later than February 25, 2004 (other than proposals intended to be included in the proxy statement and form of proxy, which, as noted above, the Company must receive by November 20, 2003). The stockholder notice must meet the applicable requirements that are imposed by the Amended and Restated Bylaws. The chairman of the annual meeting shall have the power to declare that any proposal not meeting these and any other applicable requirements that the Amended and Restated Bylaws impose shall be disregarded. A copy of the Bylaws are on file with the Securities and Exchange Commission.

     In addition, the form of proxy that the Board of Directors will solicit in connection with the Company's 2004 annual meeting of stockholders will confer discretionary authority to vote on any proposal, unless the Secretary of the Company receives notice of that proposal no earlier than January 26, 2004 and no later than February 25, 2004, and the notice complies with the other requirements described in the preceding paragraph.

                                 ANNUAL REPORT

     A copy of the Company's Annual Report to Stockholders for the year ended December 31, 2002 accompanies this Proxy Statement.

                                    By order of the Board of Directors


                                    /s/ Scott Schneider
                                    Scott V. Schneider
                                    Chief Financial Officer and Secretary

March 24, 2003
Bethesda, Maryland

                   AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                    CHARTER

I.   PURPOSE

     The primary purpose of the Audit Committee (the "Committee") is to assist the Board of Directors in fulfilling its oversight responsibilities relating to: (a) the integrity of the financial reports and other financial information provided by Saul Centers, Inc. (the "Company") to the public;
     (b) the Company's compliance with legal and regulatory requirements, (c) the systems of internal controls which management has established; (d) the performance of the Company's internal audit function; (e) the independence, qualifications and performance of the Company's independent auditor; (f) the Company's auditing, accounting and financial reporting processes generally; and (g) the duties set forth below and such other responsibilities as may be delegated to the Committee by the Board from time to time. The Committee is responsible for appointment, compensation and oversight of the Company's independent auditors and internal auditors who shall report directly to the Committee and are ultimately accountable to the Board and the Committee. Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the Company' s policies, procedures and practices at all levels.

II.  COMPOSITION

     The Committee shall be composed of three or more directors as determined by the Board, each of whom shall be "independent," as such term is defined from time to time in the Securities Exchange Act of 1934 (the "Exchange Act"), the New York Stock Exchange's Listed Company Manual (the "NYSE Manual") and other laws and regulations applicable to the Company and the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant.

     Prior to approving a director's appointment to the Committee, the Board shall have determined, (a) that such director satisfies the foregoing independence requirements; and (b) in the exercise of its business judgment, that such director has the requisite financial and accounting knowledge to serve on the Committee.

     No member of the Committee shall simultaneously serve on the audit committee of more than three public companies, including the Company, unless the Board has made a determination that such simultaneous service would not impair the ability of such member to effectively serve on the Committee.

     The Chairman of the Board shall recommend to the full Board for its approval which directors should serve on the Committee and shall recommend who shall serve as chairman of the Committee. In addition, from time to time as he sees fit, the Chairman of the Board shall recommend to the full Board for its approval the removal of directors from the Committee or the appointment of additional directors to the Committee. If a chairman is not elected by the Board, the members of the Committee may designate a chairman by majority vote of the full Committee.

III. COMPENSATION

     The chairman of the Committee and each member of the Committee shall be entitled to compensation for being the chairman or member of the Committee, as applicable, and for meeting attendance as such fees are established from time to time by the Board. Each member of the Committee shall be entitled to be reimbursed for reasonable out-of-pocket expenses incurred by such member in attending meetings of the Committee and in performing his/her duties as a member of the Committee. No member of the Committee shall receive from the Company any compensation other than his or her fees for serving as a director and a member of the Committee or any other committee of the Board.

IV.  MEETINGS

     The Committee shall meet at least quarterly, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management and the independent accountants in separate sessions to discuss any matters that the Committee or either of these groups believe should be discussed privately.

     Meetings of the Committee shall be called by the chairman of the Committee upon his request or upon the request of the Chairman of the Board or a majority of the members of the Committee. Except for the regular quarterly meetings of the Committee, notice of any meeting of the Committee shall be given in the manner provided for in the Bylaws of the Company for meetings of the Board and its committees.

                   AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                    CHARTER

IV.  MEETINGS (continued)

     The provisions set forth in the Company's Bylaws for meetings of the Board and its committees shall govern the quorum and voting requirements for all meetings of the Committee.

     The Committee shall be required to keep a record of its actions and proceedings and shall report to the Board at the next meeting of the Board following the Committee meeting with such report to include recommendations for Board actions when appropriate.

V.   RESPONSIBILITIES AND DUTIES

     The Committee's specific powers and responsibilities in carrying out its oversight role are delineated in the Audit Committee Powers and Responsibilities Checklist. The checklist will be updated annually to reflect changes in regulatory requirements, authoritative guidance, and evolving oversight practices. As the compendium of Committee powers and responsibilities, the most recently updated checklist will be considered to be an addendum to this charter.

     This charter, including the most recently updated Audit Committee Powers and Responsibilities Checklist, shall be made available on the Company's website at www.saulcenters.com.

             AUDIT COMMITTEE POWERS AND RESPONSIBILITIES CHECKLIST

                                                                                       ---------------------------------------
                                                                                         MEETINGS AT WHICH ITEMS
                                                                                         ARE ANTICIPATED TO BE
                                                                                         PERFORMED
                                                                                       ---------------------------------------
                                                                                         A/N - As necessary
                                                                                         P - In person
                                                                                         T - By telephone
                                                                                       ---------------------------------------
                                                                                         1Q      2Q       3Q       4Q    A/N
                                                                                       ---------------------------------------
                                                                                        P   T   P   T    P   T   P   T
------------------------------------------------------------------------------------------------------------------------------
A.       Independent Auditors
------------------------------------------------------------------------------------------------------------------------------
1.       In the sole discretion of the Committee, retain or terminate the
         Company's independent auditor and the approval of all fees and terms of
         the audit engagement                                                           X                                 X
------------------------------------------------------------------------------------------------------------------------------
2.       Approve in advance all tax and non-audit services which may legally be provided to the Company by its independent auditor, including the fees
         and terms for such services.                                                   X                                 X
------------------------------------------------------------------------------------------------------------------------------
3.       Meet with the independent auditor to review the scope of the annual
         audit and the audit procedures to be utilized.                                                           X
------------------------------------------------------------------------------------------------------------------------------
4.       At the conclusion of the audit, review the audit, including any comments or recommendations of the independent auditor.  The review will cover any audit problems or difficulties encountered by the independent auditors and management's response to those items.

         Items to be reviewed would include:  any restrictions on the scope of the independent auditor's activities or on access to requested information, any significant disagreements between the independent auditor and management, any accounting adjustments that were noted
         or proposed by the independent auditor, but were passed (as immaterial or otherwise); any communications between the audit team and the independent auditor's national office respecting auditing or accounting issues presented by the engagement; and any "management"
         or "internal control" letter issued, or proposed to be issued, by the
         independent auditor to the Company                                             X
------------------------------------------------------------------------------------------------------------------------------
5.       Review with the independent auditor and the Company's financial management the adequacy and effectiveness of the Company's internal accounting and financial controls, and  management's report on any significant deficiencies in internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data and report on any fraud, whether or not material, that involves management or other employees who have a significant role in the
         Company's internal controls                                                        X       X        X       X    X
------------------------------------------------------------------------------------------------------------------------------
6.       Review the annual management recommendation letter prepared by the
         independent auditor and management's responses to such letter                          X
------------------------------------------------------------------------------------------------------------------------------
7.       Review the independent auditor's ability to attest to and report on management's assessment of the Company's internal control structure
         and its financial reporting procedures in its Annual Report on Form 10-K       X
------------------------------------------------------------------------------------------------------------------------------

             AUDIT COMMITTEE POWERS AND RESPONSIBILITIES CHECKLIST

                                                                                       ---------------------------------------
                                                                                         MEETINGS AT WHICH ITEMS
                                                                                         ARE ANTICIPATED TO BE
                                                                                         PERFORMED
                                                                                       ---------------------------------------
                                                                                         A/N - As necessary
                                                                                         P - In person
                                                                                         T - By telephone
                                                                                       ---------------------------------------
                                                                                         1Q      2Q       3Q       4Q    A/N
                                                                                       ---------------------------------------
                                                                                        P   T   P   T    P   T   P   T
------------------------------------------------------------------------------------------------------------------------------
A.       Independent Auditors (continued)
------------------------------------------------------------------------------------------------------------------------------
8.       Obtain and review, at least annually, a report by the independent auditor describing the auditor's internal quality-control procedures, and any material issues raised by the most recent internal quality-control review or peer review of the auditor, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditor and any steps taken to deal with any such
         issues                                                                                                   X
------------------------------------------------------------------------------------------------------------------------------
9.       Review with the Company's financial management and the independent
         auditor at least annually the Company's critical accounting policies.                                    X       X
------------------------------------------------------------------------------------------------------------------------------
10.      Confirm quarterly that the Company's independent auditor has no conflict of interest with the Company under Section 206 of the
         Sarbanes-Oxley Act of 2002 or any rules promulgated thereunder                  X       X        X       X
------------------------------------------------------------------------------------------------------------------------------
11.      Review the annual written statement from the independent auditor delineating all relationships between the independent auditor and the
         Company, and discussing any relationships which may impact the
         continued objectivity and independence of the independent auditors              X
------------------------------------------------------------------------------------------------------------------------------
12.      Evaluating the independent auditor and the lead audit partner on an annual basis, taking into account the opinions of the Company's
         management and internal auditors or others performing similar functions         X
------------------------------------------------------------------------------------------------------------------------------
13.      Consider whether, in order to assure continuing auditor independence, there should be regular rotation of the lead audit partner or the
         independent auditor                                                             X
------------------------------------------------------------------------------------------------------------------------------
14.      Report the Committee's conclusions to the full Board with respect to
         the independent auditor's qualifications, performance and independence          X                                X
------------------------------------------------------------------------------------------------------------------------------

             AUDIT COMMITTEE POWERS AND RESPONSIBILITIES CHECKLIST

                                                                                        ---------------------------------------
                                                                                           MEETINGS AT WHICH ITEMS
                                                                                           ARE ANTICIPATED TO BE
                                                                                           PERFORMED
                                                                                         ---------------------------------------
                                                                                           A/N - As necessary
                                                                                           P - In person
                                                                                           T - By telephone
                                                                                         ---------------------------------------
                                                                                           1Q      2Q       3Q       4Q    A/N
                                                                                         ---------------------------------------
                                                                                          P   T   P   T    P   T   P   T
--------------------------------------------------------------------------------------------------------------------------------
B.     Annual and Quarterly Financial Results and Statements and Public
       Announcements of Financial Information
--------------------------------------------------------------------------------------------------------------------------------

1. Review the annual and quarterly financial results and statements, including the disclosure in "Management's Discussion and Analysis of Financial Condition and Results of Operations" with management and the independent auditors prior to any filing with the SEC. The review will include the following items:

       .  any material accounting issues identified by management or the independent auditor and their impact on the financial statements
       .  any audit problems or difficulties encountered by the independent auditor and management's response to those items
       .  the independent auditor's evaluation of the quality of the disclosure and the content of the financial statements
       .  any changes in accounting principles
       .  the effect of any regulatory and accounting initiatives, such as off-balanceee sheet activities, on the financial statements
       .  any related party transactions
       .  any pending litigation and other contingent liabilities
       .  the report of the independent auditor required by Section 10A of the
          Securities Exchange Act of 1934, including the critical
          accounting policies and practices used, all alternative
          methods of financial accounting within GAAP that have been discussed with management, the treatment preferred by the
          independent auditor, and other material written communications with management
       .  other matters required to be communicated by the independent auditor
          to the Committee under generally accepted auditing standards                    X           X       X        X
--------------------------------------------------------------------------------------------------------------------------------
2.     Review, prior to announcement or distribution to analysts or rating agencies,
       Company earnings releases and earnings guidance for the purpose of ensuring that such press releases and guidance properly disclose financial information presented in accordance with GAAP and, to the extent non-GAAP information is included, adequately disclose how such non-GAAP information differs from the comparable GAAP information and that such pro forma information is not given undue prominence, and to ensure that such press releases and guidance for not otherwise provide misleading presentations of the Company's
       results of operations or financial condition                                           X       X       X        X
--------------------------------------------------------------------------------------------------------------------------------

                                                                                         ---------------------------------------
                                                                                           MEETINGS AT WHICH ITEMS
                                                                                           ARE ANTICIPATED TO BE
                                                                                           PERFORMED
                                                                                         ---------------------------------------
                                                                                           A/N - As necessary
                                                                                           P - In person
                                                                                           T - By telephone
                                                                                         ---------------------------------------
                                                                                           1Q      2Q       3Q       4Q    A/N
                                                                                         ---------------------------------------
                                                                                          P   T   P   T    P   T   P   T
--------------------------------------------------------------------------------------------------------------------------------
C.     Financial Reporting Process
--------------------------------------------------------------------------------------------------------------------------------
1.     In consultation with the independent auditor, review the integrity of the Company's financial reporting process and controls, both internal
       and external                                                                                                         X
--------------------------------------------------------------------------------------------------------------------------------
2.     Consider the independent auditor's judgments about the quality and appropriateness (not just acceptability) of the Company's accounting principles and the clarity of financial disclosure practices as applied
       in its financial reporting                                                                                           X
--------------------------------------------------------------------------------------------------------------------------------
3.     Consider and approve, if appropriate, major changes to the Company's auditing and accounting principles and practices as suggested by the
       independent auditors or the Company's financial management                                                           X
--------------------------------------------------------------------------------------------------------------------------------
4.     Discuss, at least annually, with the independent auditors and the
       Company's financial management any significant judgments or estimates made in management's preparation of the financial statements and the
       view of each as to appropriateness of such judgments or estimates                          X                         X
--------------------------------------------------------------------------------------------------------------------------------
5.     Review with the independent auditors and the Company's financial management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been
       implemented                                                                                                     X
--------------------------------------------------------------------------------------------------------------------------------
D.     Internal Audit Function
--------------------------------------------------------------------------------------------------------------------------------
1.     Oversee the internal audit function, including the retention, evaluation and termination of the internal auditor and the approval of
       all fees and terms of engagement                                                                                     X
--------------------------------------------------------------------------------------------------------------------------------
2.     Meet with the internal auditor to develop the annual internal audit
       plan                                                                               X
--------------------------------------------------------------------------------------------------------------------------------
3.     Meet, at least annually, with the internal auditor to review the results of the work performed, the adequacy and effectiveness of the controls tested, and any recommendations or problems encountered and management's response
       to those items                                                                                                  X    X
--------------------------------------------------------------------------------------------------------------------------------
4.     Report the Committee's conclusions to the full Board with respect to
       the performance of the independent audit function                                                               X    X
--------------------------------------------------------------------------------------------------------------------------------

                                                                                         ---------------------------------------
                                                                                           MEETINGS AT WHICH ITEMS
                                                                                           ARE ANTICIPATED TO BE
                                                                                           PERFORMED
                                                                                         ---------------------------------------
                                                                                           A/N - As necessary
                                                                                           P - In person
                                                                                           T - By telephone
                                                                                         ---------------------------------------
                                                                                           1Q      2Q       3Q       4Q    A/N
                                                                                         ---------------------------------------
                                                                                          P   T   P   T    P   T   P   T
--------------------------------------------------------------------------------------------------------------------------------
E.       Other Reports and Certifications
--------------------------------------------------------------------------------------------------------------------------------
1.       Report to the entire Board, annually, or more often as deemed necessary, on the activities and findings of the Committee, including its recommendation on inclusion of the Company's audited financial
         statements into the Company's Annual Report on Form 10-K                         X                                 X
--------------------------------------------------------------------------------------------------------------------------------
2.       Prepare the annual report of the Committee's oversight responsibilities
         for inclusion in the Company's annual proxy statement                            X
--------------------------------------------------------------------------------------------------------------------------------
3.       Review the Company's proxy statement disclosure concerning the
         independence of the members and the charter of the Committee                     X
--------------------------------------------------------------------------------------------------------------------------------
4.       Review and approve the Company's certification to the New York Stock
         Exchange (the "NYSE") concerning the meetings, membership requirements
         and charter of the Committee                                                                                       X
--------------------------------------------------------------------------------------------------------------------------------
5.       Review the annual certification of the CEO to the NYSE that he is not aware of any violation of the NYSE's listing standards, which certification is to be included in the Company's Annual Report
         delivered to shareholders                                                                                          X
--------------------------------------------------------------------------------------------------------------------------------
6.       Include a copy of the Committee charter and most recent checklist as an
         appendix to the proxy statement at least once every three years                                                    X
--------------------------------------------------------------------------------------------------------------------------------
F.       Other Powers and Responsibilities
--------------------------------------------------------------------------------------------------------------------------------
1.       Review with management, the independent auditor and the internal auditors significant risks or exposures, discussing guidelines and policies to govern this process and assessing steps management has
         taken to minimize such risks to the Company                                                                        X
--------------------------------------------------------------------------------------------------------------------------------
2.       Review management's monitoring of the Company's compliance with applicable laws and regulations and ensure that the Company's disclosure controls and procedures ensure that the Company's financial statements, reports and other financial information disseminated to the SEC and the
         public satisfy legal requirements.                                                   X       X        X       X
--------------------------------------------------------------------------------------------------------------------------------
3.       Review the Company's REIT regulatory compliance                                  X       X        X       X
--------------------------------------------------------------------------------------------------------------------------------
4.       Review and/or reassess the Committee charter and checklist periodically,
         at least annually, and amend the charter and checklist as conditions dictate.                     X                X
--------------------------------------------------------------------------------------------------------------------------------
5.       Obtain advice and assistance from outside legal, accounting or other advisors, as appropriate.  The Committee has full power and authority to retain, at the
         Company's expense, such outside legal, accounting and other advisors as the
         Committee deems necessary or appropriate                                                                           X
--------------------------------------------------------------------------------------------------------------------------------
6.       Meet separately with management, with those responsible for internal audit function and with the independent auditors to identify issues
         warranting Committee attention                                                                                     X
--------------------------------------------------------------------------------------------------------------------------------

                                                                                         ---------------------------------------
                                                                                           MEETINGS AT WHICH ITEMS
                                                                                           ARE ANTICIPATED TO BE
                                                                                           PERFORMED
                                                                                         ---------------------------------------
                                                                                           A/N - As necessary
                                                                                           P - In person
                                                                                           T - By telephone
                                                                                         ---------------------------------------
                                                                                           1Q      2Q       3Q       4Q    A/N
                                                                                         ---------------------------------------
                                                                                          P   T   P   T    P   T   P   T
--------------------------------------------------------------------------------------------------------------------------------
F.       Other Powers and Responsibilities (continued)
--------------------------------------------------------------------------------------------------------------------------------
7.       Set, and review on a periodic basis, clear policies for hiring
         employees or former employees of the Company's independent auditors                                                X
--------------------------------------------------------------------------------------------------------------------------------
8.       Establish, and review on a periodic basis, procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by employees of concerns regarding
         questionable accounting and auditing matters                                                                       X
--------------------------------------------------------------------------------------------------------------------------------
9.       Investigate any matter relating to the Company's accounting, auditing, internal control, or financial reporting practices brought to its attention, with full access to all of the Company's books, records,
         facilities and personnel                                                                                           X
--------------------------------------------------------------------------------------------------------------------------------
10.      Review and approve any transactions between (i) the Company and its officers or directors or their affiliates, and (ii) the Company and its
         affiliates                                                                                                         X
--------------------------------------------------------------------------------------------------------------------------------
11.      Meet quarterly with the Company's chief financial officer (the "CFO") to ascertain the ability of the CFO and the Company's chief executive officer
         (the "CEO") to sign the certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act of 2002, including the reports of the effectiveness of
         disclosure controls and procedures and any changes in internal controls              X       X        X       X
--------------------------------------------------------------------------------------------------------------------------------
12.      Conduct an evaluation of the Committee's performance on an annual basis                  X
--------------------------------------------------------------------------------------------------------------------------------

SAUL CENTERS, INC.
A Proxy for Annual Meeting of Stockholders
April 25, 2003
This Proxy is solicited by the Board of Directors

The undersigned hereby appoints B. Francis Saul II and B. Francis Saul III, and each of them, as proxies, with full power of substitution in each, to vote all shares of the common stock of Saul Centers, Inc. (the "Company") which the undersigned is entitled to vote, at the Annual Meeting of Stockholders of the Company to be held on April 25, 2003, at 11:00 a.m. local time, and at any adjournment thereof, on all matters set forth in the Notice of Meeting and Proxy Statement, dated March 24, 2003, a copy of which has been received by the undersigned as follows:

         This Proxy will be voted as directed or, if no directions given, will be voted "for" the matters stated.

Please  complete, sign, date and return this proxy card promptly

Saul Centers, Inc. 2003 Annual Meeting

1. TO ELECT FOUR DIRECTORS TO SERVE UNTIL THE ANNUAL MEETING OF STOCKHOLDERS IN 2006.

     1-   Philip D. Caraci
     2-   Gilbert M. Grosvenor
     3-   Philip C. Jackson, Jr.
     4-   David B. Kay

__ FOR all nominees listed to the left (except as specified below)
__ WITHHOLD AUTHORITY to vote for all nominees listed to the left.

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominees(s) in the box provided to the right.

2. OTHER MATTERS: GRANT AUTHORITY upon such other matters as may come before the meeting as they determine to be in the best interest of the Company.

FOR     AGAINST      ABSTAIN

Date______________, 2003   NO. OF SHARES

Check appropriate box:
Indicate changes below:
Address Change?              Name Change?

Signature(s) in Box:___

     NOTE: Please sign exactly as your name(s) appear(s). When shares are held by joint tenants, both should sign. Trustees and other signing in a representative or fiduciary capacity should indicate their full titles in such capacity.